NET LOSS PER SHARE	12 Months Ended
Dec. 31, 2021
NET LOSS PER SHARE [Abstract]
NET LOSS PER SHARE
NOTE 14 - NET LOSS PER SHARE

For the years ended December 31, 2021, 2020 and 2019, for the purpose of calculating net loss per share as a result of the reverse recapitalization as described in Note 1, the weighted-average number of shares used in the calculation reflects the outstanding shares of CEGL as if the equity structure of Cenntro (the accounting acquirer) was retroactively stated to reflect the number of shares of CEGL (the accounting acquiree) issued in the Combination.

Basic and diluted net loss per share for each of the year presented were calculated as follows:

	For the Year Ended December 31,
	2021	2020	2019

Numerator:
Net loss attributable to the Company’s shareholders	(16,421,807)	(5,165,892)	(19,466,015)
Denominator:
Weighted average ordinary shares used in computing basic and diluted loss per share	175,090,266	174,853,546	174,853,546
Basic and diluted net loss per share	(0.09)	(0.03)	(0.11)